EXHIBIT 10.9.1

ADDENDUM TO THE COMMERCIAL LEASE

between

WALLY MOON

and

I.E.T., INC.

This Addendum (this “Addendum”) to the Commercial Lease (as such term is defined below), entered into as of the 13th day of July, 2016 (the “Addendum Effective Date”), is by and between Wally Moon (the “Lessor”) and I.E.T., Inc. (the “Lessee”). Capitalized terms used herein, but not otherwise defined herein, shall have the meanings given to such terms in the Commercial Lease dated August 31, 2015 between the Lessor and the Lessee (the “Commercial Lease”).

WHEREAS, the Lessee promised to pay to the Lessor, or its registered assigns, a rental payment of $4,000 per month during the Term;

WHEREAS, as of the Addendum Effective Date, the Lessee owes the Lessor $20,000 (the “Outstanding Balance”) for monthly rents under the Commercial Lease;

WHEREAS, the Lessee wishes to pay the Outstanding Balance; and

WHEREAS, the Lessor and Lessee desire to modify the aforementioned Commercial Lease for the mutual benefit of both parties;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	The Lessee shall pay to the Lessor within five business days of the Addendum Effective Date the Outstanding Balance as full payment and satisfaction of any and all amounts due under the Commercial Lease as of the Addendum Effective Date.

2.	Commencing August 1, 2016, the original monthly rent of $4,000 shall be replaced with $2,500 and such modification of the Commercial Lease will be effective as of the Addendum Effective Date and will remain in effect for the duration of the Commercial Lease unless further modified in writing by the parties hereto.

3.	Other than as specifically modified in this Addendum, all other terms, conditions and covenants of the Commercial Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Addendum, effective as of the Addendum Effective Date.

INTEGRATED ENVIRONMENTAL		WALLY MOON
TECHNOLOGIES, LTD.

By:	/s/ Thomas S. Gifford	By:	/s/ Wally Moon
Name:	Thomas S. Gifford	Name:	Wally Moon
Title:	Executive Vice President and
Chief Financial Officer